Exhibit 10.3

SECOND AMENDMENT

TO

MERGER AND MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO MERGER AND MEMBERSHIP INTEREST PURCHASE AGREEMENT (this “Amendment”) is made and effective as of September 7, 2021 by and between Sammartino Investments LLC, a Delaware limited liability company (“Seller”) and Jushi Inc, a Delaware corporation (“Buyer”). All capitalized terms used but not otherwise defined in this Amendment shall have the meaning provided in the Agreement (defined below).

RECITALS

WHEREAS, Seller and Buyer are parties to that certain Merger and Membership Interest Purchase Agreement, dated as of April 16, 2021 (as amended by that certain First Amendment to Merger and Membership Interest Purchase Agreement, dated as of May 13, 2021, the “Agreement”), by and among Buyer, Seller, Jushi MA, Inc., a Massachusetts corporation, Nature’s Remedy of Massachusetts, Inc., a Massachusetts corporation (“NRM”), McMann LLC, a Massachusetts limited liability company, (“McMann”), Valiant Enterprises, LLC, a Massachusetts limited liability company (“Valiant”, and together with McMann, each a “Company”) and certain other parties;

WHEREAS, the parties desire to revise Section 1(e) of the Agreement to decrease the Merger Stock Consideration and to increase the Merger Note Consideration by a corresponding amount;

WHEREAS, the parties desire to revise Section 1(e) to issue the Merger Note Consideration in two separate notes with different maturity dates;

WHEREAS, the parties desire to revise Section 1(e) to issue a predetermined number of shares of Parent Common Stock as Merger Stock Consideration;

WHEREAS, the parties desire to revise Section 1(f) of the Agreement to make any Additional Merger Consideration payable in Parent Common Stock or one or more unsecured promissory notes;

WHEREAS, the parties desire to amend the Agreement to clarify that a party’s waiver of any closing condition(s) relating to the formal approval to transfer Cannabis Licenses and/or Permits prior to Closing shall not relieve any other party of its post-closing covenants with respect to the transfer of ownership of the applicable Cannabis Licenses and/or other Permits;

WHEREAS, pursuant to Section 13(j) of the Agreement, except for certain amendments to Section 8(g), any provision of the Agreement may be amended by Buyer and Seller if such amendment is in writing and duly executed by Buyer and Seller; and

WHEREAS, this Amendment does not amend Section 8(g) of the Agreement.

NOW, THEREFORE, based on the mutual promises provided herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties hereto agree as follows:

AGREEMENT

1.            Revised Merger Consideration. Section 1(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(e)         Merger Consideration. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, Seller shall be entitled to receive cash and securities having an aggregate total value of up to Sixty-Five Million Dollars ($65,000,000) (subject to adjustment as provided in this Agreement) (the “Merger Consideration”), which shall be payable or issuable to Seller by Buyer or Parent, as applicable, as follows:

(i)            Eight Million Seven Hundred Thousand (8,700,000) shares of Parent Common Stock (the “Merger Stock Consideration”);

(ii)            Five Million Dollars ($5,000,000) evidenced by an unsecured promissory note issued by Buyer, Merger Sub and Valiant (the “5-Year Merger Note Consideration”) bearing interest at the rate of eight percent (8%) per annum, with interest payable in cash quarterly and maturing sixty (60) months from the date of issuance thereof, at which time all principal and accrued but unpaid interest shall be due and payable (the “5-Year Note”);

(iii)            Eleven Million Five Hundred Thousand Dollars ($11,500,000) evidenced by an unsecured promissory note issued by Buyer, Merger Sub and Valiant (the “3-Year Merger Note Consideration, and together with the 5-Year Merger Note Consideration, the “Merger Note Consideration”) bearing interest at the rate of eight percent (8%) per annum, with interest payable in cash quarterly and maturing thirty-six (36) months from the date of issuance thereof, at which time all principal and accrued but unpaid interest shall be due and payable (the “3-Year Note”, and together with the 5-Year Note, the “Notes”); and

(iv)            Five Million Dollars ($5,000,000) in cash (the “Merger Cash Consideration”).”

2.      Revision to Additional Merger Consideration. Section 1(f) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(f)          Additional Merger Consideration. In addition to the Merger Consideration, Seller may receive up to an additional Ten Million Dollars ($10,000,000) (the “Additional Merger Consideration”) in the form of added principal to the 3-Year Note or Parent Common Shares as follows:

(i)            If a Tyngsborough Competitor does not open a Competing Tyngsborough Dispensary inside or outside the Prohibited Radius at any time during the First Milestone Period, Five Million Dollars ($5,000,000) shall be added to the 3-Year Note (without any other adjustments to the terms of the 3-Year Note including without limitation the maturity date). For the avoidance of doubt, the Five Million Dollars ($5,000,000) in principal that may be added to the 3-Year Note in accordance with this Section 1(f)(i) shall mature on the same date as all other principal under the 3-Year Note.

(ii)            If a Tyngsborough Competitor opens a Competing Tyngsborough Dispensary outside the Prohibited Radius at any time during the First Milestone Period (a “First Milestone Period Outside Opening Date”), Seller shall be entitled to receive consideration of $10,000,000 consisting of: (1) Five Million Dollars ($5,000,000) added to the 3-Year Note (without any other adjustments to the terms of the 3-Year Note including without limitation the maturity date); and (2) that number of Parent Common Shares equal to (A) Five Million Dollars ($5,000,000) divided by (B) a price per share reference price for a share of Parent Common Stock (in United States Dollars) equal to the average of the daily VWAPs for a share of Parent Common Stock on the fifteen (15) Trading Days immediately preceding the First Milestone Period Outside Opening Date, and which shall not be less than eighty-five percent (85%) of the closing price for a share of Parent Common Stock (in United States Dollars) on the Trading Day immediately preceding the First Milestone Period Outside Opening Date.

(iii)            If a Tyngsborough Competitor opens a Competing Tyngsborough Dispensary inside the Prohibited Radius at any time during the First Milestone Period, Seller shall not be entitled to any Additional Merger Consideration (whether in the form of added principal to the 3-Year Note or additional Parent Common shares) under this Agreement.

(iv)            If a Tyngsborough Competitor does not open a Competing Tyngsborough Dispensary inside or outside the Prohibited Radius at any time during the First Milestone Period, then on each monthly anniversary of the Closing Date during the Second Milestone Period (beginning on the thirteen (13) month anniversary of the Closing Date) during which a Tyngsborough Competitor does not open a Competing Tyngsborough Dispensary inside or outside the Prohibited Radius Seller shall accrue Two Hundred Seventy-Seven Thousand Seven Hundred and Seventy-Eight Dollars ($277,778) (each, a “Monthly Milestone Accrual”). On the eighteen (18), twenty-four (24) and thirty (30) month anniversaries of the Closing Date (each, a “Second Milestone Period Issuance Date”), and provided a Tyngsborough Competitor has not opened a Competing Tyngsborough Dispensary inside or outside the Prohibited Radius, Seller shall be entitled to receive, and Parent shall issue, a number of shares of Parent Common Stock equal to: (A) One Million Six Hundred Sixty-Six Thousand Six Hundred and Sixty-Eight Dollars ($1,666,668); divided by (B) a price per share reference price for a share of Parent Common Stock (in United States Dollars) equal to the average of the daily VWAPs for a share of Parent Common Stock on the fifteen (15) Trading Days immediately preceding the applicable Second Milestone Period Issuance Date, and which shall not be less than eighty-five percent (85%) of the closing price for a share of Parent Common Stock (in United States Dollars) on the on the Trading Day immediately preceding the applicable Second Milestone Period Issuance Date.

(v)            If a Tyngsborough Competitor opens a Competing Tyngsborough Dispensary outside the Prohibited Radius at any time during the Second Milestone Period (a “Second Milestone Period Outside Opening Date”), Seller shall be entitled to receive, and Parent shall issue, a number of shares of Parent Common Stock equal to: (A)(1) Five Million Dollars ($5,000,000); minus (2) One Million Six Hundred Sixty-Six Thousand Six Hundred and Sixty-Eight Dollars ($1,666,668) multiplied by the number of Second Milestone Period Issuance Dates having passed prior to the Second Milestone Period Outside Opening Date; divided by (B) a price per share reference price for a share of Parent Common Stock (in United States Dollars) equal to the average of the daily VWAPs for a share of Parent Common Stock on the fifteen (15) Trading Days immediately preceding the Second Milestone Period Outside Opening Date, and which shall not be less than eighty-five percent (85%) of the closing price for a share of Parent Common Stock (in United States Dollars) on the on the Trading Day immediately preceding the Second Milestone Period Outside Opening Date.

(vi)            If a Tyngsborough Competitor opens a Competing Tyngsborough Dispensary inside the Prohibited Radius at any time during the Second Milestone Period, (a “Second Milestone Period Inside Opening Date”), Seller shall be entitled to receive, and Parent shall issue, a number of shares of Parent Common Stock equal to: (A)(1) the value of all Monthly Milestone Accruals until the Second Milestone Period Inside Opening Date; minus (2) the value of all Monthly Milestone Accruals for which Parent has issued Parent Common Stock (or which has been subject to a set-off in accordance with Section 10(h)(vi) hereof) prior to the Second Milestone Period Inside Opening Date; divided by (B) a price per share reference price for a share of Parent Common Stock (in United States Dollars) equal to the average of the daily VWAPs for a share of Parent Common Stock on the fifteen (15) Trading Days immediately preceding the Second Milestone Period Inside Opening Date, and which shall not be less than eighty-five percent (85%) of the closing price for a share of Parent Common Stock (in United States Dollars) on the on the Trading Day immediately preceding the Second Milestone Period Inside Opening Date.

(vii)            There shall be no partial Monthly Milestone Accruals. In the event a Second Milestone Period Inside Opening Date or a Second Milestone Period Outside Opening Date occurs on any day other than a monthly anniversary of the Closing Date, the value of all Monthly Milestone Accruals for purposes of Sections 1(f)(v) or Section 1(f)(vi) shall be the value of the Monthly Milestone Accruals as of the monthly anniversary of the Closing Date immediately preceding the Second Milestone Period Inside Opening Date or the Second Milestone Period Outside Opening Date, as the case may be.”

3.      Revision to Merger Consideration Reconciliation. Section 1(i)(viii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(viii)           Upon all NRM Reconciliation Items becoming NRM Accepted Reconciliation Items in accordance with this Section 1(i): (A) if it is determined, on aggregate, that the Merger Consideration paid by Buyer to Seller on the Closing Date was less than it should have been, Buyer shall pay to Seller, in cash, the difference between the aggregate amounts owed to Seller on the Closing Date as determined in accordance with this Section 1(i) and the actual amount paid by Buyer to Seller on the Closing Date; and (B) if it is determined, on aggregate, that the Merger Consideration paid by Buyer to Seller on the Closing Date was more than it should have been, Buyer shall be entitled to decrease that the principal amount of the 5-Year Note by the difference between the amount paid by Buyer to Seller on the Closing Date and the actual amount owed to Seller on the Closing Date as determined in accordance with this Section 1(i). Any excess amount owed by Seller to Buyer beyond the 5-Year Merger Note Consideration pursuant to this Section 1(i) shall be paid by reducing the principal amount of the 3-Year Note, and any excess remaining thereafter shall be paid by Seller to Buyer, in cash, by wire transfer of immediately available funds. All payments pursuant to this Section 1(i) shall be made within thirty (30) days of the date the last NRM Reconciliation Item becomes an NRM Accepted Reconciliation Item.”

4.     Revision to Company Interest Purchase Consideration Reconciliation. Section 2(e)(viii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Upon all Companies Reconciliation Items becoming Companies Accepted Reconciliation Items in accordance with this Section 2(e): (A) if it is determined, on aggregate, that the Company Interest Purchase Consideration paid by Buyer to Seller on the Closing Date was less than it should have been, Buyer shall pay to Seller, in cash, the difference between the aggregate amounts owed to Seller on the Closing Date as determined in accordance with this Section 2(e) and the actual amount paid by Buyer to Seller on the Closing Date; and (B) if it is determined, on aggregate, that the Company Interest Purchase Consideration paid by Buyer to Seller on the Closing Date was more than it should have been, Buyer shall be entitled to decrease the principal amount of the 5-Year Note by the difference between the amount paid by Buyer to Seller on the Closing Date and the actual amount owed to Seller on the Closing Date as determined in accordance with this Section 2(e). Any excess amount owed by Seller to Buyer beyond the 5-Year Merger Note Consideration pursuant to this Section 2(e) shall be paid by reducing the principal amount of the 3-Year Note, and any excess remaining thereafter shall be paid by Seller to Buyer, in cash, by wire transfer of immediately available funds. All payments pursuant to this Section 2(e) shall be made within thirty (30) days of the date the last Company Interest Purchase Consideration Reconciliation Item becomes a Company Interest Purchase Consideration Accepted Reconciliation Item.”

5.     Waivers of Closing Conditions by Buyer. The last sentence in Section 9(a) of the Agreement shall be deleted in its entirety and replaced with the following:

“Buyer may waive any condition specified in this Section 9(a) by executing and delivering to Seller a writing so stating at or prior to the Closing. In the event Buyer elects to waive its right to receive all formal regulatory approvals necessary to transfer ownership of all Cannabis Licenses and/or any other Permits from NRM or either Company to Buyer prior to Closing, such waiver shall not act as a waiver by Buyer of any other party’s post-closing obligations set forth in Article 8, including without limitation with respect to taking such further actions as Buyer may reasonably request to carry out the purposes of this Agreement including the transfer of ownership of the applicable Cannabis Licenses or other Permits to Buyer. ”

6.     Waivers of Closing Conditions by Seller. The last sentence in Section 9(b) of the Agreement shall be deleted in its entirety and replaced with the following:

“Seller may waive any condition specified in this Section 9(b) by executing and delivering to Buyer a writing so stating at or prior to the Closing. In the event Seller elects to waive its right to receive all formal regulatory approvals necessary to transfer ownership of all Cannabis Licenses and/or any other Permits from NRM or either Company to Buyer prior to Closing, such waiver shall not act as a waiver by Seller of any other party’s post-closing obligations set forth in Article 8, including without limitation with respect to taking such further actions as Seller may reasonably request to carry out the purposes of this Agreement including the transfer of ownership of the applicable Cannabis Licenses or other Permits to Buyer.”

7.     Revised Closing Condition. Section 9(b)(viii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(viii)          Buyer, Merger Sub and Valiant shall have jointly and severally issued both of the Notes to Seller;”

8.     Removal of Holdback Shares. Section 10(h) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Intentionally Omitted”

9.     Adverse Consequences First Offset from Notes. Section 10(i)(iv) of the Agreement shall be deleted in its entirety and replaced with the following:

“All Adverse Consequences for which Seller is responsible to a Buyer Party pursuant to Section 10(b) hereof shall first be satisfied from the by offsetting the outstanding principal amount of the Notes. In the event the amount of any Adverse Consequences for which Seller is responsible to a Buyer Party pursuant to Section 10(b) hereof exceeds the principal amount remaining on the Notes, Buyer shall set-off the value of all Monthly Milestone Accruals for which Parent has not yet issued Parent Common Shares to Seller (and which have not previously been set-off pursuant to this Section 10(i)(iv)), if any, by the amount by which the Adverse Consequences exceed the principal amount remaining on the Note. In the event the amount of any Adverse Consequences for which Seller is responsible to a Buyer Party pursuant to Section 10(b) hereof exceeds the value of all Monthly Milestone Accruals for which Parent has not yet issued Parent common Shares to Seller (and which have not previously been set-off pursuant to this Section 10(i)(iv)), if any, Seller shall pay to Buyer the difference by wire transfer of immediately available funds. For the avoidance of doubt, Buyer may choose which Notes to offset pursuant to this Section 10(i)(iv) in Buyer’s sole discretion.”

10.   Infrastructure. Buyer accepts as-is, where-is, the Electrical Systems and HVAC Systems in place, and hereby releases Seller from any claims it may have now or hereafter with respect to the Electrical Systems or the HVAC Systems at 310 Kenneth Welch Drive, Lakeville, MA. Electrical Systems as used herein shall mean, without limitation, any and all wiring, transformers, generators, power supplies, power feeds, panels, sub panels, distribution elements, conduits, circuits and systems related to electrical components supplying power to any utilized area at 310 Kenneth Welch Drive. HVAC Systems as used herein shall mean without limitation any and all elements of the HVAC system including mechanical units providing air circulation, heat, air conditioning, filtration, and dehumidification, as well as the electronic elements controlling the system, at 310 Kenneth Welch Drive.

11.   Deleted Definitions. The following definitions shall be deleted from Section 14 of the Agreement in their entirety:

“Holdback Shares”

“Unresolved Claims”

“Retained Holdback Shares”

“Closing Parent Common Stock Price”

12.   Revised Definitions. The following definitions in Section 14 of the Agreement shall be deleted in their entirety and replaced with the following:

““Merger Cash Consideration” has the has the meaning set forth in Section 1(e)(iv).”

““Merger Note Consideration” has the has the meaning set forth in Section 1(e)(iii).”

““Notes” has the has the meaning set forth in Section 1(e)(iii).”

13.   Added Definitions. The following definitions shall be added to Section 14 of the Agreement:

““3-Year Merger Note Consideration” has the has the meaning set forth in Section 1(e)(iii).”

““3-Year Note” has the has the meaning set forth in Section 1(e)(iii).”

““5-Year Merger Note Consideration” has the has the meaning set forth in Section 1(e)(ii).”

““5-Year Note” has the has the meaning set forth in Section 1(e)(ii).”

14.	Miscellaneous.

a.            Severability. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

b.            Ratification. Except to the extent expressly modified by this Amendment, the parties reconfirm and ratify the Agreement and confirm that the Agreement has remained in full force and effect, to the extent set forth therein, since the date of its execution.

c.            No Strict Construction. The parties have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

d.            Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed as of the date first written above.

JUSHI INC

By:	/s/ Jon Barack
Name: Jon Barack
Title: President

SAMMARTINO INVESTMENTS LLC

By:	/s/ Robert Carr
Name: Robert Carr
Title: Manager